UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 19, 2004
                        (Date of earliest event reported)



                             HAUPPAUGE DIGITAL, INC.
               (Exact name of Registrant as specified in charter)



Delaware                             I-13559                   11-3227864
--------                       --------------------        -------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
Incorporation)                                             Identification No.)


                       98 Cabot Court, Hauppauge, NY      11788
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 434-1600
                                                           --------------

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Item 7.  FINANCIAL STATEMENTS AND  EXHIBITS

(c)      Exhibits

99.1 Press Release, dated April 19, 2004, issued by Hauppauge Digital, Inc. (the "Company").

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On April 19, 2004 the Company issued a press release announcing that, pursuant to an arbitration award, it will pay the estate of a former Company founder $206,250 on claims seeking not less than $2.5 Million. A copy of this press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 19, 2004


                                                      HAUPPAUGE DIGITAL, INC.

                                                      By:/s/ Gerald Tucciarone
                                                         ----------------------
                                                         Gerald Tucciarone
                                                         Chief Financial Officer